TRANSAMERICA FUNDS

Supplement to the Currently Effective Prospectus, as supplemented

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Effective March 1, 2013, the following information replaces in its entirety the disclosure in the Prospectus under the section entitled “Choosing a Share Class – Class C Shares – Level Load”:

Class C Shares – Level Load

With Class C shares, you pay no initial sales charge. You will pay a 1.00% CDSC if shares are redeemed during the first 12 months. There are 12b-1 distribution and service fees of up to 1.00% per year.

The maximum purchase order in Class C shares is $999,999.99.

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Investors Should Retain this Supplement for Future Reference

December 5, 2012